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                                                                   Exhibit 10.11

                                                                     BUSINESS &
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BUSINESS CHECKING PLUS AGREEMENT                                   PROFESSIONAL
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Name of Borrower                   | Account No.   | Maximum Credit
NAM CORPORATION                    | 96454858      | $25,000.00
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In this agreement the words You, Your and Yours mean any and all borrowers under this line of credit. The words We, Us and Our mean Citibank, N.A.
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Using Your Business Checking Plus Account

We have agreed to make available to you a Business Checking Plus Account ("Account"). You agree that by writing checks or making other withdrawals for more than you have in your Citibank, N.A. checking account, you have automatically requested a loan from your Account. We will make loans to you by transferring from your Account to your checking account the amount needed to cover your checks and withdrawals. We may refuse to pay your check or make additional loans to you on your Account if you have reached your credit limit or upon any other reasonable circumstance without incurring liability to you or others. Checks drawn against unavailable or uncollected funds in your checking account will be honored only up to the available credit in your Account. Business Checking Plus coverage for unavailable or uncollected funds will not trigger a loan, but does reduce your available line. The first use of your Account means that you have accepted the terms of this agreement. You agree that for each check or other withdrawal which results in a loan on your Account you will incur the same charge (if any) which your checking account plan would impose for a check or withdrawal not resulting in a Business Checking Plus loan.

You also agree that any checking account charges or fees which may be deducted from your checking account balance (such as per-check charges, maintenance charges and charges for returned items and stop payments), also any payments you have authorized to be deducted periodically from your checking account, may be paid by Business Checking Plus loans whenever funds in your checking account are not sufficient to cover these charges or payments when due.
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Terms and Amount of Repayment

You agree to pay your Business Checking Plus loans plus finance charges, late charges and any other fees described in this agreement. Your minimum monthly payment each month will be 1/24th of the outstanding principal balance in your Account as of the date your last Business Checking Plus loan was made (or least $10) plus any finance charges and late charges assessed on your Account during the previous monthly billing cycle. If your unpaid principal is under $10, however, you will pay only the lesser amount, plus other charges. You agree that your minimum monthly payment may be automatically deducted from your checking account on the due date of the payment. We will apply your payments to (1) finance charges, (2) late charges, if any, and (3) principal, in that order. We will send you statements, approximately monthly, that will show transactions in your Account, your new balance, and the amount of your next payment and due date.
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Finance Charges

You agree to pay a finance charge on the outstanding balance in your Account at the rate of 16% per annum.
We figure it this way:
1. We start with the principal balance on the first day of the billing cycle.
2. Each day of that period we add any loans made and subtract any payments and other credits applied to principal.
3. We will take the principal balance outstanding on each day of the billing cycle and multiply that amount by the daily periodic rate to arrive at a daily interest amount. Daily interest charges are totalled at the end of the billing cycle to arrive at the monthly finance charge.
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Late Charges

If you do not pay the minimum payment as shown on your billing statement within 10 days after the due date, you agree to pay a late charge of 4 cents for every dollar of the principal portion of the delinquent payment up to a maximum of $5 per month and $15 per year.
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Default

You will be in default if any of the following should occur:
 1. There are insufficient available funds in your checking account to make the minimum monthly payment when due, or you otherwise fail to make the proper payment when due;
 2. Any other creditor tries by legal process to take money or other property of yours in our possession or under our control;
 3. A receiver is appointed for any of your property, or for that of any guarantor;
 4. Any proceeding under any bankruptcy or insolvency law is commenced by or against you or any guarantor;
 5. Any financial statement you give us is false or misleading in any way;
 6. If any guarantor of this obligation shall die, or any guarantor of this obligation shall cease to be an officer, director or partner in your business;

Default (continued)

 7. There is a cessation of your day-to-day operations;
 8. There is a default in the terms or conditions of any other agreement, note or contract with us or any other financial institution;
 9. If any required credit life insurance is cancelled without our consent;
10. You fail, after demand, to provide us with your most recent federal tax return and that of any guarantor and / or your most recent financial statement;
11. If, in our sole good faith opinion, there is a materially adverse change in your financial condition or that of any guarantor;
12. If we, in good faith, believe that our security is impaired or our credit risk is increased, or we deem ourselves to be insecure;
13. If you close your checking account with us; and
14. If we close your checking account.

We can then, without any other or further notice or demand refuse to pay any outstanding checks or otherwise extend more credit to you under this agreement and the outstanding balance in your Account shall become due and payable immediately. After default, you agree to continue to pay interest at the rate you would be paying if you were not in default until your Account is paid in full.
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Collection Costs

If we have to sue to collect what you owe, you will pay an extra 15% of the outstanding amount due as attorney fees plus court costs.
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Security If Your Maximum Credit Is Over $10,000

If your maximum credit listed above is over $10,000, as security for obligations under this agreement and otherwise incurred by you in our favor, you give us a continuing security interest in all of your personal property and fixtures, now or hereafter existing or acquired, wherever located, of any type or description, including but not limited to all inventory, whether raw, in process, or finished; all documents of title covering any inventory; all equipment employed in the operation of your business and all accounts receivable, contract rights, general intangibles, instruments, investment securities, chattel paper, notes, drafts, acceptances and all proceeds and products of each of the foregoing (together, the "Collateral").

You will promptly notify us of any change concerning the Collateral's location, your place(s) of business and your name and will provide other information concerning the Collateral which we may request. You will not grant or suffer to exist any other security interest in the Collateral without our prior written consent. You will maintain insurance with respect to the Collateral in form and amount satisfactory to us. Upon our demand you will deliver any Collateral to us, make a payment of any obligation and / or execute any documents or perform any acts we request to protect our security interest in the Collateral.

After default, at our request, you will assemble the Collateral and make it available to us at a place and time convenient to both parties. In the event of sale or other disposition of any Collateral, we may apply the proceeds of any such sale or disposition first to the payment of our costs in retaking, holding and preparing for sale the Collateral, including without limitation, our reasonable attorney fees and legal expenses. You shall be liable for any deficiency after such sale, including without limitation, a sale of accounts or chattel paper.

You hereby authorize us to file at your expense any financing statements to perfect the security interest granted herein without your signature on such financing statements and hereby grant us a power of attorney to take any action or execute any document (including without limitation, financing statements and amendments thereto) which we deem necessary to protect our security interest granted herein.
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Irregular Payments

We can accept late payments or partial payments, even though marked "payment in full" without losing any of our rights under this agreement.
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Delay in Enforcement

We can delay exercising any of our rights under this agreement without losing them.
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Amendment and Cancellation

We may amend the terms of this agreement, change the interest rate and computation, reduce the maximum credit available or cancel your Account at any time by giving you notice in writing and the reason why. If you cancel, you must do so in writing. Of course, you will remain liable to pay your outstanding Account balance with interest and any other charges. You may not change any of the terms of this agreement without our prior written consent.

                                SEE REVERSE SIDE
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You and we hereby irrevocably waive all right to trial by jury in any action arising out of this agreement.

Governing Law

This agreement shall be governed by the laws of the State of New York, except as to rate, which shall be governed by applicable state or federal law.
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

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Borrower (Name of Business Entity or Sole Proprietor)               |
NAM CORPORATION                                                     | Date   3/8/96
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Signature of General Partner, Corporate Officer or Proprietor       | Signature of General Partner, Corporate Officer or Proprietor
(state title)                                                       | (state title)
                                                                    |
(By:) /s/ Roy Israel  /President                                    | (By:)
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                                    GUARANTY

FOR VALUE RECEIVED and in order to induce Citibank to extend credit to the
Borrower named above in accordance with the above Business Checking Plus
Agreement, each of the undersigned Guarantors, jointly and severally, guarantees to Citibank the prompt and unconditional payment and performance of all the
Borrower's obligations under this Agreement, and in the event of default promises to pay on demand the full amount remaining unpaid under the above
Business Checking Plus Agreement, including attorney's fees. As security for the performance of each Guarantor's obligations under this Guaranty, each of the undersigned grants Citibank a security interest in and a right of set-off against all monies and securities of such undersigned now or in the future on deposit in or in the possession or control of Citibank, except pension funds,
IRA and Keogh accounts. Time for payment may be extended, other terms may be extended or waived and this Agreement may be amended, all without affecting the liability of the undersigned. Each of the undersigned waives all notices and demands and agrees to assert no defenses or counterclaims unless arising out of this Guaranty. If this Guaranty is referred to an attorney for collection, each of the undersigned agrees to pay attorney fees equal to 15% of the amount then owing under this Guaranty plus court costs. Each of the undersigned waives all right to trial by jury in any action arising out of this Guaranty.
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
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Name of Guarantor (Print or type)                                                       | Signature of Guarantor
ROY ISRAEL                                                                              | /s/ Roy Israel
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Address (Street No. & Apt.)                                | City                           | State               | Zip Code
63 SHELTER LANE                                            | ROSLYN HEIGHTS                 | NY                  | 11577
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Name of Guarantor (Print or type)                                                       | Signature of Guarantor
CARLA ISRAEL                                                                            | /s/ Carla Israel
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Address (Street No. & Apt.)                                | City                           | State               | Zip Code
63 SHELTER LANE                                            | ROSLYN HEIGHTS                 | NY                  | 11577
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Name of Guarantor (Print or type)                                                       | Signature of Guarantor
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Address (Street No. & Apt.)                                | City                           | State               | Zip Code
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Name of Guarantor (Print or type)                                                       | Signature of Guarantor
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Address (Street No. & Apt.)                                | City                           | State               | Zip Code
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